UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A Amendment No. 1
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2014

NEW LEAF BRANDS, INC.
(Exact name of registrant as specified in its charter)
———————

Nevada	77-0125664
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

100 Main Street North – 208 Southbury, Connecticut  06488
 (Address of principal executive offices) (Zip Code)

(203) 628-7142
 (Registrant’s telephone number, including area code)

One DeWolf Road, Suite 208, Old Tappan, New Jersey 07675
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01      Changes in Registrant’s Certifying Accountant.

On February 18, 2014, New Leaf Brands, Inc. terminated its relationship with EisnerAmper LLP,  as our independent registered public accounting firm.   The decision to change accountants was approved by our Board of Directors. During the years ended December 31, 2011 and 2010, and through February 18, 2014, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with EisnerAmper LLP on any matter of accounting principles or practices, financial statement disclosures, auditing scope or procedure which, if not resolved to the satisfaction of EisnerAmper LLP, would have caused EisnerAmper LLP to make reference to the subject matter of the disagreement in connection with its reports for such years.

EisnerAmper LLP’s reports on our financial statements for the years ended December 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that EisnerAmper LLP’s reports included an explanatory paragraph as to the Registrant's ability to continue as a going concern for all periods presented.

During the years ended December 31, 2011 and 2010, and through February 18, 2014, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that EisnerAmper LLP advised the Company’s Audit Committee that during its performance of audit procedures for 2011 and 2010, EisnerAmper LLP had identified material weaknesses as defined in Public Company Accounting Oversight Board Standards No. 5 in the Company’s internal control over financial reporting as more fully described in the Company’s Annual Report on Form 10-K for the years ended December 31, 2011 and 2010 and Quarterly Reports on Form 10-Q for each of the three month periods ended March 31, 2012, June 30, 2012 and September 30, 2012 as filed with the Securities and Exchange Commission.

On January 17, 2014 we engaged H J & ASSOCIATES, LLC as our independent registered public accounting firm.  During our two most recent fiscal years and the subsequent interim period prior to retaining H J & ASSOCIATES, LLC (1) neither we nor anyone on our behalf consulted H J & ASSOCIATES, LLC regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) H J & ASSOCIATES, LLC did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

We provided EisnerAmper LLP with a copy of this Current Report on Form 8-K/A prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K/A, and if not, stating the aspects with which they do not agree.  A copy of such letter, dated March 17, 2014 provided by EisnerAmper LLP is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 9.01     Financial Statements and Exhibits.

(d)           Exhibits

16.1	Letter dated March 17, 2014 from EisnerAmper LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Leaf Brands, Inc.

Date: March 17, 2014	By: /s/ David N. Fuselier
David N. Fuselier, Chief Executive Officer